Investor Presentation September 30, 2015 Exhibit 99.2

Disclosure Statements
Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995,
including statements about the financial condition, results of operations, asset quality trends and profitability of Farmers National
Banc Corp. (“Farmers”). Forward-looking statements are not historical facts but instead express management’s current expectations, forecasts of future events or long-term-goals, many of which, by their nature, are inherently uncertain and outside of
Farmers control. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,”
“would,” “should,” “could” or “may.” Farmers’ actual results and financial condition could differ, possibly materially, from those indicated in these forward-looking statements. Factors that could cause Farmers’ actual results to differ materially from those described in the forward-looking statements can be found in Farmers’ periodic reports and registration statements filed with the
Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2014, as amended, and Quarterly Report on Form 10-Q for the period ended June 30, 2015, which have been filed with the Securities and
Exchange Commission and are available on Farmers’ website (www.farmersbankgroup.com) and on the Securities and Exchange
Commission’s website (www.sec.gov). Factors that may cause or contribute to these differences may also include, without limitation, Farmers’ failure to integrate Tri-State and its subsidiary in accordance with expectations, and deviations from performance expectations related to Tri-State and its subsidiary. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date.  Farmers undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.
Use of Non-GAAP Financial Measures
This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”).  These non-GAAP financial measures include “Core Deposits” and
“Pre-tax, Pre-provision Earnings”.  Farmers believes that these non-GAAP financial measures provide both management and
investors a more complete understanding of the Company’s deposit profile and profitability.   These non-GAAP financial
measures are supplemental and are not a substitute for any analysis based on GAAP financial measures.  Because not all companies use the same calculation of “Core Deposits” and “Pre-tax, Pre-provision Earnings”, this presentation may not be comparable  to other similarly titled measures as calculated by other companies.

KEY
Trust/Retirement Office
Branch Location
Erie
PA
Cleveland
Warren
Youngstown
Akron
Canton
OH
90
79
77
80
271
76
71

FMNB -
Legacy
Financial Highlights at March 31, 2015
•Banking Locations: 19
•Assets: $1.13 billion
•Loans: $673.78 million
•Deposits: $909.41 million
•Loan/Deposit Ratio: 74.09%
•Tangible Common Equity: 10.50%
•Market Capitalization: $150.77 million
Strategic Objectives
•Strong Capital Position
•Strong Asset Quality
•Loan Growth
•Diversifying Revenue Stream
•Controlling Non-interest Expenses (PIC)

KEY
Trust/Retirement Office
Branch Location
Erie
PA
Cleveland
Warren
Youngstown
Akron
Canton
OH
90
79
80
77
271
76
71

FMNB-NBOH Merger
Financial Highlights at September 30, 2015
•Banking Locations: 33
•Assets: $1.71billion
•Loans: $1.18 billion
•Deposits: $1.33 billion
•Loan/Deposit Ratio: 88.93%
•Tangible Common Equity: 8.80%
•Market Capitalization: $211.0 million
Strategic Objectives
•Creates
the
third
largest
community
bank
1
by
asset size headquartered in NE Ohio
•Complementary business lines & compelling
cultural fit
•Enhanced board of directors and management
team bringing strengths and best practices from
both sides
•Catalyst for additional growth opportunities
(1) Community Banks defined as those with assets less than $20.0 billion.  Northeast Ohio includes area codes 216, 330 and 440

KEY
Trust/Retirement Office
Branch Location
Erie
PA
Cleveland
Warren
Youngstown
Akron
Canton
OH
90
79
77
271
80
76
71

FMNB-NBOH Combined with
TSOH Acquisition
Pro Forma Financial Highlights
•Banking Locations: 38
•Assets: $1.8 billion
•Loans: $1.3 billion
•Deposits: $1.5 billion
•Loan/Deposit Ratio: 85.87%
•Tangible Common Equity: 8.75%
•Market
Capitalization:
$227
million
1
Strategic Objectives
•
share
with
~20%
of
the
county’s
deposits
•TSOH provides an attractive deposit base with
$53.0 million of demand deposits and an
overall cost of deposits of 0.19%
•Entrance into the Pennsylvania market
(1)
Based on FMNB’s stock price of $8.40 on October 1, 2015
Source: SNL Financial
nd
Pro-forma,
Farmers
will
rank
2
in
market

Who We Are Today
•
Operating in eight counties in Ohio
–
Founded over 128 years ago
•
Entered the Pennsylvania market in Beaver County with the closing of the Tri-State acquisition on October 1, 2015
•
Sound franchise with commitment to independence and positioned for growth
•
Profitable throughout cycle and growth in current year core
earnings
•
Diversified and growing revenue streams
•
Compelling valuation:
–
1.44x of tangible book value
–
13.70x LTM pre-tax pre-provision earnings (excludes security gains)
–
1.46% dividend yield

About Farmers National Banc Corp.
•
Stock Price: $8.22
•
Dividend (yield): $0.03 (1.46%)
•
Cash Dividends: $770 thousand
•
Tangible Book Value: $5.72
Stock Data –
NASDAQ: FMNB
as of 9/30/15
•
Revenue: $20.3 million
•
Net Income: $1.9 million
•
Net Income-Diluted Share: $0.07
•
ROAA: 0.43%
•
ROAE: 3.97%
Operating Results for 3
Months Ended 9/30/15
•
Revenue: $20.3 million
•
Net Income: $3.7 million
•
Net Income-Diluted Share: $0.15
•
ROAA: 0.87%
•
ROAE: 7.97%
Operating Results for 3
Months Ended 9/30/15
excluding One-time
Acquisition Expenses

•
Established and experienced management team with over 300 years of combined experience,
130 of which has been with Farmers.
Experienced Management Team
8
Years of Experience
FMNB
Industry
President & Chief Executive Officer
Kevin J. Helmick (43)
21+
21+
Senior EVP, Chief Banking Officer
Mark Witmer (51)
<1
25+
EVP, Chief Financial Officer
Carl D. Culp (52)
26+
30+
EVP, Chief Credit Officer
Mark L. Graham (60)
37+
37+
SVP, Chief Retail & Marketing Officer
Amber Wallace (49)
7+
7+
SVP, Chief Information Officer
Brian Jackson (46)
6+
22+
SVP, Chief Risk Officer
Jay VanSickle (45)
<1
20+
SVP, Chief Lending Officer and Regional
President
Joseph Gerzina (59)
4+
33+
SVP, Regional President
Tim Shaffer (53)
3+
29+
SVP, Director of Human Resources
Mark A. Nicastro (44)
6+
17+
President, Farmers Trust Company
Joseph J. DePascale (50)
4+
21+
President, National Associates Inc.
Aubrey Christ (42)
1
21+
VP, Farmers National Investments/Farmers
National Insurance
Dan Cvercko (43)
14+
17+

9 Seven Key Focuses • Lending/Credit • Wealth Management • Retail/Marketing • Finance • Information Technology • Enterprise Risk Management • Human Resources

FARMERS
NATIONAL BANC CORP.

FARMERS
NATIONAL BANK

10 New Locations - Alliance

FARMERS
NATIONAL BANC CORP.

PNC
bank
EYECARE
TED SHENOSKY

11 New Locations - Fairlawn

Commitment to Stakeholders
•
Four Pillars
–
Shareholders
o
2015 Strategic Initiative
o
Increased Communication Plan
–
Customers
o
Small Business Support
o
45% of small business lending
comes from community banks*
–
Associates
o
415 associates
o
Top 100 employer in the region
–
Community
o
2015 Community Giving as of September 30, 2015: $228,743
*Source:
FDIC
Quarterly
Banking
Profile
-
Second
Quarter
2014
Arts
4%
Civic
14%
Community
Athletics
1%
Education/Higher
Education
19%
Health & Wellness
15%
Religious
1%
Social Services
15%
CRA
31%
2015 Community Giving
YTD 10/15/15

Increasing Shareholder Value
Stable Dividend Policy
•
Consistently paid a quarterly cash
dividend
•
Current yield 1.46%
•
Dividend payout range policy of
25% -
35%
•
Dividend payout 2015 YTD* is
38.42% of net income
*As of September 30, 2015
0.00
1.00
2.00
3.00
4.00
5.00
6.00
7.00
8.00
9.00
10
11
12
13
14
15*
$3.62
$4.95
$6.20
$6.55
$8.35
$8.22
Stock Price

Source: Debrosse Memorial Report, 2014 Ohio and Gas Activity in Ohio, Ohio Oil and Gas Association
•
Completions –
Top 10 Counties in Ohio
–
Columbiana #3
–
Stark # 6
•
Top 12 Most Active Counties in Ohio –
By Well
–
Columbiana #3
–
Stark #5
•
Top 12 Most Active Counties in Ohio –
By Footage
–
Columbiana #3
–
Stark #7
–
Trumbull #8
–
Mahoning #9
Utica Shale Impact

# Oil & Gas Production in Ohio

PRODUCTION TYPE
NATURAL GAS
COALBED METHANE
OIL

- More than 275,000 oil and gas wells drilled in Ohio since 1860
- More than 50,000 producing wells in 49 of 88 Ohio counties

Ohio Oil and Gas Association

15 Source: Debrosse Memorial Report, 2014 Ohio and Gas Activity in Ohio, Ohio Oil and Gas Association Utica Shale Impact

# 2014

Completions

Permits to Drill

Permits to Plug

LEGEND
COMPLETIONS/PERMITS/PLUG
0/2/12
0/3/0
0/1/3
0/0/1
9/3/3
0/1/2
0/0/5
1/0/3
2/5/8
1/4/14
1/6/8
12/9/15
4/9/30
11/28/26
5/7/10
13/4/4
2/13/8
2/12/31
34/34/20
53/29/5
4/3/1
0/0/1
1/3/4
4/3/26
182/179/5
0/0/1
17/28/11
7/17/44
71/34/4
13/16/28
64/332/25
15/20/24
36/204/26
29/225/8
0/0/1
15/12/38
4/6/6
1/5/30
34/148/16
28/186/15
0/0/1
6/20/3
11/7/37
0/1/5
5/26/43
3/0/9
14/12/4
0/0/3
0/2/1
0
20
Miles

Ohio Oil and Gas Association

16 Source: Debrosse Memorial Report, 2014 Ohio and Gas Activity in Ohio, Ohio Oil and Gas Association Utica Shale Impact

FARMERS
NATIONAL BANC CORP.

Since 1887
FARMERS
NATIONAL BANK
VIRTUAL BRANCH
APPLY ONLINE
EXPLORE THE FEATURES
ONLINE BANKING LOG IN
MOBILE ACCESS
FARMERS REWARDS
CUSTOMER SUPPORT

Virtual Bank 17

Mobile Banking Analytics Transactions •Account to Account Transfers • Bill Payments • Mobile Captures • Picture Payments Growth: 319% * Farmers’ Active Users: 82% Active User Target: 75% 18

Online Banking Analytics Transactions - Fiserv •Bill Pay •PopMoney •Account to Account Transactions •Same Day EBT •All Other Electronic Payments •Overnight Checks •All Other Paper Payments 19

•
Focus for Growth
–
Continued organic growth in current markets
–
Growth opportunities in new markets with Private Banking, Trust and Investments
–
Targeted acquisitions include fee-based business and banks
•
Target Metrics for Acquisition
–
Accretive to earnings near term (excluding one-time charges)
–
Manageable initial tangible book value dilution
–
Growth of fee revenue to 30+% of total revenue
–
Must enhance shareholder value
–
Must sustain our culture
–
Not materially change our investment merits
–
Sustain our TCE and regulatory ratios
Growth Focus and Target Metrics

The Health of Our Wealth
•
Wealth Management Creates Fee-based Income
–
Fee Income 2009: 14.5% of total gross income
o
Noninterest income excluding security gains
–
Fee Income 2015*: 26.5% of total gross income
o
Noninterest income excluding security gains
•
Wealth Management Build-out Timeline
–
2000 Farmers National Investments
–
2009 Farmers Trust Company
–
2010 Farmers National Insurance
–
2012 Private Client Services
–
2013 National Associates, Inc.
*For the nine months ended September 30, 2015

•
131 consecutive quarters of profitability
•
First full quarter with recently acquired National Bancshares
Corporation
•
Net income for quarter ended September 30, 2015 was $1.9 million compared to $812 thousand for most recent quarter
•
Costs related to acquisitions were $2.5 million pre-tax for the third quarter
•
Noninterest income increased 20.8% compared to same quarter in
2014
•
Non-performing assets to total assets remain at low levels, 0.62% at
September 30, 2015
•
Completed merger with Tri-State 1
Banc Inc. on October 1, 2015
Continued Strong Results –
Overview of 3Q 2015
st

Net Interest Income and Margin
Dollars in thousands
$9,285
$9,243
$8,992
$9,749
$14,538
3.58%
3.63%
3.64%
3.66%
3.84%
3.50%
3.55%
3.60%
3.65%
3.70%
3.75%
3.80%
3.85%
3.90%
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
3Q 2014
4Q 2014
1Q 2015
2Q 2015
3Q 2015
Net Interest Income
Net Interest Margin

Growing and Diverse Revenue Stream
•
Continued Focus on Growing Noninterest Income
•
Non-interest Revenue: 26.5% of Total Revenue
*For the nine months ended September 30, 2015
71.7%
11.8%
10.0%
2.8%
3.7%
Total Revenue 2015*: $49.4 million
Net Interest Income
Other Non-interest Income
Trust Income
Insurance & Investment Income
Retirement Planning Income

Loan Growth
$-
$200,000
$400,000
$600,000
$800,000
$1,000,000
$1,200,000
9/30/2012
9/30/2013
9/30/2014
9/30/2015
$572,903
$611,349
$646,981
$753,016
$430,000
Total Loans
Farmers Total Loans
NBOH Acquisition
YOY Growth: 6.71%
YOY Growth: 5.83%
YOY Growth: 82.85%
Organic Growth:16.39%
Growth from Acquisition: 66.46%
$1,183,016

•
Diverse loan mix
•
No national lending
•
No sub-prime lending
•
Farmers’ practice is to lend
primarily within its market area
•
Less than 2% of loan portfolio is
participations purchased
•
Less than 4.5% of loan portfolio
is construction loans
Loan Portfolio Mix –
September 30, 2015
Overview of Loan Portfolio
Note: Dollars in thousands
Commercial Real
Estate
$394,614
33.4%
Residential Real
Estate
$335,249
28.3%
Consumer
$177,881
15.0%
Commercial &
Industrial
$224,559
19.0%
Commercial
Construction
$40,839
3.5%
Residential
Construction
$9,874
0.8%

Excellent Asset Quality
Note: Dollars in millions; Asset quality ratios exclude troubled debt restructuring
9/30/2015
Nonaccrual loans
$8.7
Accruing loans past due 90 days or more
0.9
OREO
1.1
Total nonperforming assets (NPAs)
$10.7
Troubled Debt Restructuring (TDR)
$8.2
Loans 30-89 days delinquent
7.0
Gross portfolio loans
1,183.0
Loans held for sale (HFS)
0.6
Allowance for loan losses (ALL)
8.3
Total Assets
$1,707.8
NPLs & 90 days past due/Gross loans (excl. HFS)
0.81%
NPAs/Total Assets
0.62%
TDR/Gross loans (excl. HFS)
0.69%
30-89 days delinquent/Gross loans (excl. HFS)
0.59%
ALL/NPLs & 90 days past due
86.22%
ALL/Gross loans (excl. HFS)
0.70%
Texas Ratio
6.53%
Nonaccrual Loans by Type
Nonaccrual
$8.7mm
81.3%
Accruing
loans past
due 90 days
or more
$0.9mm
8.4%
OREO
$1.1mm
10.3%
Commercial
Real Estate
41.3%
Residential
Real Estate
33.1%
Commercial
21.6%
Consumer
4.0%

Interest Rate Risk Management
•
NII benefits from asset re-pricings in a rising rate environment
–
50% of total loans are floating/variable rate
–
Investment  portfolio duration of approximately 3.8 years
–
Short-term wholesale funding represents approximately 3.7% of total funding
–
Approximately $15.5 million in non-core funding matures beyond one year
Estimated Net Interest Income (NII) Sensitivity Profile at June 30, 2015
Percent Change in NII (FTE)
ALCO Policy Limits
Change in Interest Rates
12 Months
13 to 24
Months
12 Months
13 to 24
Months
+200 bps
4.00%
7.40%
10%
-
+100 bps
2.20%
4.20%
5%
-
Estimated Economic Value of Equity (EVE) Sensitivity Profile
Change in Interest Rates
Change in Eve
ALCO Policy Limit
+200 bps
-1.10%
15%
+100 bps
0.60%
10%
-25 bps
-4.60%
10%

29 Supplemental Information

GAAP to Non-GAAP Reconciliation
Reconciliation of Common Stockholders' Equity to Tangible Common Equity
Sept. 30,
June 30,
March 31,
Dec. 31,
Sept. 30,
2015
2015
2015
2014
2014
Stockholders' Equity
$186,151
$182,575
$126,771
$123,560
$121,401
Less Goodwill and other intangibles
39,265
39,569
8,646
8,813
9,768
Tangible Common Equity
$146,886
$143,006
$118,125
$114,747
$111,633
Reconciliation of Total Assets to Tangible Assets
Sept. 30,
June 30,
March 31,
Dec. 31,
Sept. 30,
2015
2015
2015
2014
2014
Total Assets
$1,707,797
$1,672,403
$1,133,651
$1,136,967
$1,139,739
Less Goodwill and other intangibles
39,265
39,569
8,646
8,813
9,768
Tangible Assets
$1,668,532
$1,632,834
$1,125,005
$1,128,154
$1,129,971
Reconciliation of Income Before Taxes to Pre-Tax, Pre-Provision Income
For the Three Months Ended
For the Nine Months
Ended
Sept. 30,
June 30,
March 31,
Dec. 31,
Sept. 30,
Sept. 30,
Sept. 30,
2015
2015
2015
2014
2014
2015
2014
Income before income taxes
$2,482
$1,221
$2,828
$2,744
$2,964
$6,531
$8,853
Provision for loan losses
1,220
850
450
825
425
2,520
1,055
Pre-tax, pre-provision income
$3,702
$2,071
$3,278
$3,569
$3,389
$9,051
$9,908

Consolidated Statements of Income
Consolidated Statements of Income
For the Three Months Ended
For the Nine Months Ended
Sept. 30,
June 30,
March 31,
Dec. 31,
Sept. 30,
Sept. 30,
Sept. 30,
Percent
2015
2015
2015
2014
2014
2015
2014
Change
Total interest income
$15,594
$10,753
$9,999
$10,321
$10,413
$36,346
$30,594
18.8%
Total interest expense
1,056
1,004
1,007
1,078
1,128
3,067
3,501
-12.4%
Net interest income
14,538
9,749
8,992
9,243
9,285
33,279
27,093
22.8%
Provision for loan losses
1,220
850
450
825
425
2,520
1,055
138.9%
Other income
4,685
4,409
4,037
4,193
3,880
13,131
11,110
18.2%
Other expense
15,521
12,087
9,751
9,867
9,776
37,359
28,295
32.0%
Income before income taxes
2,482
1,221
2,828
2,744
2,964
6,531
8,853
-26.2%
Income taxes
625
409
617
597
688
1,651
2,035
-18.9%
Net income
$1,857
$812
$2,211
$2,147
$2,276
$4,880
$6,818
-28.4%

Consolidated Statements of
Financial Condition
Consolidated Statements of Financial Condition
Sept. 30,
June 30,
March 31,
Dec. 31,
Sept. 30,
2015
2015
2015
2014
2014
Assets
Cash and cash equivalents
$34,344
$37,028
$26,929
$27,428
$28,294
Securities available for sale
379,138
386,319
369,919
389,829
404,895
Loans held for sale
566
399
146
511
895
Loans
1,183,016
1,134,838
673,784
663,852
646,981
Less allowance for loan losses
8,294
7,286
7,723
7,632
7,333
Net Loans
1,174,722
1,127,552
666,061
656,220
639,648
Other assets
119,027
121,105
70,596
62,979
66,007
Total Assets
$1,707,797
$1,672,403
$1,133,651
$1,136,967
$1,139,739
Liabilities and Stockholders' Equity
Deposits
$1,330,249
$1,320,569
$909,408
$915,703
$913,000
Other interest-bearing liabilities
179,701
155,591
80,338
87,517
90,649
Other liabilities
11,696
13,668
17,134
10,187
14,689
Total liabilities
1,521,646
1,489,828
1,006,880
1,013,407
1,018,338
Stockholders' Equity
186,151
182,575
126,771
123,560
121,401
Total Liabilities
and Stockholders' Equity
$1,707,797
$1,672,403
$1,133,651
$1,136,967
$1,139,739

Trumbull Top 10
2015
Rank
Company
Branches
Dep. ($M)
Market
Share
1
Huntington National Bank
15
548,131
19.99
2
JPMorgan Chase Bank NA
8
439,275
16.02
3
Talmer Bank and Trust
8
421,582
15.38
4
Cortland Savings and Banking Co.
7
349,257
12.74
5
PNC Bank NA
5
274,113
10.00
6
Farmers National Bank of Canfield
7
231,093
8.43
7
Home Savings and Loan
4
121,496
4.43
8
First National Bank of Pennsylvania
3
112,977
4.12
9
Citizens Bank NA
3
73,595
2.68
10
Home FS&LA of Niles Ohio
1
59,599
2.17
Total for Institutions in the Market
65
2,741,609
100.00
33
Note: Market share data as of June 30, 2015           Source: SNL
•
Opportunity for growth with approximately 12% deposit market share in the Mahoning Valley
–
Large regional competitors lack focus                        –
Community competitors inwardly focused
Deposit Market Share by County
Columbiana Top 10
2015
Rank
Company
Branches
Dep. ($M)
Market
Share
1
Huntington National Bank
9
323,597
24.29
2
Farmers National Bank of Canfield
8
263,005
19.74
3
Home Savings and Loan
5
234,890
17.63
4
JPMorgan Chase Bank NA
3
122,812
9.22
5
PNC Bank NA
3
109,052
8.19
6
Consumers National Bank
3
97,365
7.31
7
CFBank
2
86,142
6.47
8
Citizens Bank NA
1
50,270
3.77
9
KeyBank NA
1
42,194
3.17
10
Woodforest National Bank
2
3,002
0.23
Total for Institutions in the Market
37
1,332,329
100.00
Mahoning Top 10
2015
Rank
Company
Branches
Dep. ($M)
Market
Share
1
Huntington National Bank
19
1,272,722
28.95
2
Home Savings and Loan
11
779,270
17.72
3
PNC Bank NA
9
615,784
14.01
4
Farmers National Bank of Canfield
8
515,147
11.72
5
JPMorgan Chase Bank NA
7
410,973
9.35
6
Talmer Bank and Trust
8
348,893
7.94
7
First National Bank of Pennsylvania
5
249,151
5.67
8
KeyBank NA
4
84,633
1.93
9
Citizens Bank NA
2
68,389
1.56
10
Cortland Savings and Banking Co.
3
49,925
1.14
Total for Institutions in the Market
77
4,396,479
100.00

Note: Market share data as of June 30, 2015           Source: SNL
Deposit Market Share by County
Medina Top 10
2015
Rank
Company
Branches
Dep.
($M)
1
FirstMerit
Bank NA
12
880,759
26.49
2
Westfield Bank FSB
3
484,825
14.58
3
Third Federal S&LA of Cleveland
2
345,471
10.39
4
PNC Bank NA
6
294,871
8.87
5
JPMorgan Chase Bank NA
4
258,320
7.77
6
Fifth Third Bank
5
245,830
7.39
7
Huntington National Bank
5
187,412
5.64
8
Farmers Savings Bank
1
146,441
4.40
9
U.S. Bank NA
5
126,658
3.81
10
Citizens Bank NA
3
115,466
3.47
14
Farmers National Bank of Canfield
2
32,074
0.96
Total for Institutions in the Market
54
3,325,383
100.00
Wayne Top 10
2015
Rank
Company
Branches
Dep.
($M)
1
PNC Bank NA
11
524,901
27.94
2
FirstMerit
Bank NA
5
336,446
17.91
3
Farmers National Bank of Canfield
9
327,742
17.44
4
Wayne Savings Community Bank
7
240,116
12.78
5
JPMorgan Chase Bank NA
2
118,169
6.29
6
Commercial and Savings Bank of
Millersburg Ohio
5
111,035
5.91
7
Apple Creek Banking Co.
3
78,756
4.19
8
Farmers State Bank
3
53,940
2.87
9
Westfield Bank FSB
1
29,991
1.60
10
U.S. Bank NA
1
28,726
1.53
Total for Institutions in the Market
50
1,878,892
100.00
Stark Top 10
2015
Rank
Company
Branches
Dep.
($M)
1
Huntington National Bank
26
1,611,346
26.17
2
FirstMerit Bank NA
15
1,509,861
24.52
3
JPMorgan Chase Bank NA
13
814,769
13.23
4
Citizens Bank NA
14
601,167
9.76
5
KeyBank NA
12
537,739
8.73
6
PNC Bank NA
10
364,544
5.92
7
Premier Bank & Trust
7
188,282
3.06
8
Consumers National Bank
2
176,013
2.86
9
Fifth Third Bank
5
109,106
1.77
10
Bank of Magnolia Co.
3
66,352
1.08
11
Farmers National Bank of Canfield
4
64,336
1.04
Total for Institutions in the Market
124
6,156,680
100.00
Market
Share
Market
Share
Market
Share